Exhibit 10.2

WARRANT TO PURCHASE 5,670,103

SHARES OF THE COMMON STOCK

OF

TRANS-LUX CORPORATION

Issuance Date: November 2, 2018

This Warrant has not been registered under the Securities Act of 1933, as amended (the “Act”) or any securities laws of the State of New York. This Warrant (and any shares of common stock issued upon exercise thereof, the “Warrant Shares”) has been acquired for investment (and not with a view toward distribution or resale) directly from Trans-Lux Corporation (the “Company”) in a transaction not involving any public offering, and must be held for the minimum period of time as may be required by applicable federal or state Securities Laws.  No sale, pledge or other transfer or disposition of the Warrant or Warrant Shares, or of any interest therein, may be made unless in compliance with the terms herein and unless and until (i) a registration statement under the Act has been filed with the Securities and Exchange Commission and pursuant to any applicable state securities laws and has become effective with respect to such transfer or (ii) the Company shall have received an opinion of counsel reasonably satisfactory to it and in form and substance reasonably satisfactory to it that registration under the Act and applicable state law is not required with respect to the intended transfer.  An opinion of counsel that routinely is involved in the practice of securities law shall be sufficient for the aforesaid purposes, and upon delivery of same the Warrant Holder (as hereinafter defined) shall be entitled to sell, pledge, transfer or dispose of the Warrant or Warrant Shares.  As used throughout, any law, regulation, rule, etc. governing the issuance and sale of securities and promulgated by any state or Federal authority having jurisdiction thereto shall be referred to as “Securities Law” or “Securities Laws”.

Any purported sale, pledge or other transfer or disposition of this Warrant or of the Warrant Shares in violation of any provision of this Warrant (including, but not limited to the above securities laws restrictions) shall be null and void.

This certifies that in connection with the sale and issuance of common stock and this Warrant in a private placement offering by the Company to the Warrant Holder for consideration of $1,500,000 and other good and valuable consideration paid by Unilumin North America, Inc., a Delaware corporation, its successors and/or assigns (“Warrant Holder”) to the Company the receipt of which is hereby acknowledged, Warrant Holder is entitled to purchase, subject to the provisions of this Warrant, for a period of two years from the closing date made pursuant to the terms of that certain Securities Purchase Agreement between the Company and the Warrant Holder dated as of November 2, 2018 (the “Purchase Agreement”), but not thereafter, from the Company, an amount of the Company’s common stock equal to up to 5,670,103 shares of the Company’s common stock on a fully diluted basis, as adjusted pursuant to this Warrant, such shares being referred to as the “Warrant Shares”. The initial purchase price per share payable upon the exercise of this Warrant shall be $0.97 per share (the “Warrant Price”), provided the Rights Offering (as hereinafter defined) is completed by June 1, 2019. To the extent that the price per share in the Rights Offering is less than $1.00 per share, the Warrant Price shall be automatically adjusted to such lower per share price at the closing of the Rights Offering. In the event the Rights Offering is not completed by June 1, 2019, the Warrant Price shall be adjusted to $0.75 per share.

This Warrant is subject to the following terms and conditions:

1.                     Exercise of Warrant.

                        A.        This Warrant may be exercised in whole or in part by Warrant Holder or the registered holder at any time within two years from the issuance date of the Warrant, upon the following terms and conditions:

The Warrant Holder and/or the registered holder hereof shall be entitled to exercise this Warrant, at any time within two years after the issuance date of the Warrant.

Warrant Holder and/or the registered holder hereof must give written notice at the offices of the Company of its intention to exercise the Warrant in whole or in part. Upon delivery of this Warrant at the offices of the Company or at such other address as the Company may designate by notice in writing to Warrant Holder with the Notice of Exercise annexed hereto duly executed, accompanied by payment of the Warrant Price for the number of Warrant Shares purchased, the Warrant Holder and/or the registered holder of this Warrant shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased and the Company agrees that at all times during the term of this Warrant it shall cause to be reserved for issuance such number of shares of its common stock as shall be required for issuance and delivery upon exercise of this Warrant. In the event of a partial exercise and purchase of Warrant Shares, the Company shall issue an exchange warrant that can thereafter be utilized to exercise for purchase of the remaining Warrant Shares not as yet purchased, which warrant shall be issued on the same terms and conditions as set forth herein, but adjusted for the remaining number of shares that are subject to the Warrant.

                        B.        In the event that the Company raises at least $2,500,000 in gross proceeds pursuant to a rights offering or other equity financings (for the avoidance of doubt, excluding equity financing by way of conversion of debt into equity) completed on or before June 1, 2019 (the “Rights Offering”) and at least 91% of the Series B Convertible Preferred Stock of the Company issued and outstanding as of the date hereof has been converted into Common Stock, the Warrant Holder and/or the registered holder hereof must exercise this Warrant in full on the date that the Rights Offering is completed; provided however that the Warrant Holder is not obligated to exercise the Warrant if the Company lacks sufficient authorized Common Stock for the exercise of the Warrant. As the Company will need the proceeds from the exercise of the Warrant to continue as a going concern, the Warrant Holder acknowledges that the Company may take certain actions relating to the conversion of the Series B Convertible Preferred Stock into Common Stock including seeking Shareholder approval to approve amendments to the Company’s Amended and Restated Certificate of Incorporation, as amended, to decrease the conversion price of the Series B Convertible Preferred Stock and increase the Company’s authorized capital. For the avoidance of doubt, the Warrant Holder or the registered holder hereof shall have no obligation to exercise all or any part of the Warrant except as otherwise expressly agreed in this paragraph.

2.                      Transfer or Assignment of Warrant.

Any assignment or transfer of this Warrant which is permissible shall be made by surrender of this Warrant at the offices of the Company or at such other address as the Company may designate in writing to the Warrant Holder or the registered holder hereof with the Assignment Form annexed hereto duly executed and accompanied by payment of any requisite transfer taxes and the Company shall, provided all conditions with respect thereto as set forth herein, if any, have been complied with, without charge, execute and deliver a new Warrant of like tenor and amount in the name of the assignee or transferee. The Company shall process such transfer in a timely manner and agrees to complete the transfer within five (5) business days after tender of the appropriate documents necessary for such transfer.

3.                     Charges, Taxes and Expenses.

The issuance of certificates for shares of common stock upon any exercise of this Warrant shall be made without charge to the Warrant Holder or the registered holder hereof for any stock transfer tax or other expense in respect to the issuance of such certificates, and all of such taxes and expenses shall be paid by the Company, and such certificates shall be issued only in the name of the registered holder of this Warrant.

4.                     Dilution Protection.

                         A.        In the event the Company shall (i) declare a dividend on its common stock in shares of common stock or make a distribution in shares of common stock, (ii) declare a stock split or reverse stock split of its outstanding shares of common stock, (iii) combine its outstanding shares of common stock into a smaller number of shares of common stock, or (iv) issue by reclassification of its shares of common stock other securities (including any such reclassification in connection with a consolidation or merger in which the Company or any of its subsidiaries is the continuing corporation), then the number of shares of common stock of the Company, deliverable to Warrant Holder hereunder and the exercise price related thereto shall be adjusted so that Warrant Holder shall be entitled to receive the kind and number of shares of common stock of the Company which Warrant Holder has the right to receive, upon the happening of any of the events described above, with respect to the shares of the Company stock which were otherwise deliverable pursuant herein.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event.

                        B.        Whenever the number of Warrant Shares or the exercise price of this Warrant is adjusted pursuant to this paragraph, the Company shall promptly mail by first class mail, postage prepaid, to Warrant Holder, notice of such adjustment or adjustments.

                        C.        The Company agrees that immediately after the exercise in full of the Warrant and after reflecting for the consummation of the Rights Offering, the conversion in full of Series B Convertible Preferred Stock into Common Stock and any other equity transactions by the Company, the Warrant Holder will at least own 51% of the outstanding Common Stock of the Company on a fully diluted basis. The Company agrees to seek for the Warrant Holder’s prior written consent as long as the Warrant has not been exercised in full or expired, if any equity financing (including but not limited to conversion of debt into equity) to be completed by the Company is reasonably expected to reduce the Warrant Holder’s and its affiliates’ shareholding in the Company on a fully diluted basis to below 51%.

5.                     Miscellaneous.

                        A.        The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Warrant Shares. Upon 10 days’ prior written notice to the Company, Warrant Holder or the registered holder shall be entitled to assign or transfer the Warrant or Warrant Shares provided that such transfer complies with all applicable securities laws.

                        B.        No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed to be a stockholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder of this Warrant, as such, any rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action, receive dividends or subscription rights, or otherwise.

                        C.        Receipt of this Warrant or the Warrant Shares shall constitute agreement to all the terms and conditions contained herein including, but not limited to, the Securities Laws restrictions, and shall be deemed a representation of investment intent without a view toward distribution or resale.

                        D.        This Warrant and the performance of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York and the Courts located in New York County, New York shall have exclusive jurisdiction with respect to all controversies and disputes arising hereunder.

        E.         All notices shall be in writing and shall be deemed to have been properly given (i) upon delivery, if delivered in person, (ii) one (1) business day after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by certified mail, postage prepaid, return receipt requested, addressed as follows:

                                    If to Warrant Holder:

                                    Unilumin North America, Inc.

254 West 31st Street, 12th Floor

New York, NY 10001

with a copy to:

                                    Durkin Law, LLC

101 Hudson Street, Suite 2100,

Jersey City, NJ 07302

Attention: Thomas E. Durkin, III, Esq.

                                    If to the Company:

Trans-Lux Corporation

135 East 57th Street, 14th Floor

New York, NY 10022

Attention: Alberto Shaio

with a copy to:

Olshan Frome Wolosky LLP

1325 Avenue of the Americas

New York, NY 10019

Attention:  Kenneth A. Schlesinger, Esq.

6.                     Disposition of this Warrant and the Warrant Shares and Registration Under Securities Laws

                        A.        The holder of this Warrant or the Warrant Shares, by acceptance hereof agrees, prior to the disposition of any such Warrant or Warrant Shares, to give written notice to the Company expressing such holder’s intention to effect such disposition and describing the manner thereof.

                        B.        The holder also understands (i) that the Warrant and the Warrant Shares have not been and will not be registered under the Act and any applicable state securities law and that the Company is and will be relying upon an exemption from the registration requirements providing for issuance of securities not involving any public offering, (ii) that the Company has relied upon the fact that the Warrant and Warrant Shares will be held for investment and without a view to distribution. The holder confirms to the Company that it is acquiring the Warrant and the Warrant Shares for its own account for investment and not with a view to the resale or distribution thereof, and Warrant Holder shall be entitled to assign the Warrant or Warrant Shares to any third party provided that such transfer is made in accordance with applicable securities laws.

                        C.        Any substitute Warrant and each certificate for the Warrant Shares shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Warrant (including, but not limited to, the above Securities Law restrictions).

                        D.        Warrant Holder has made an investigation of the Company and its business and has had available to it all information with respect thereto which it needed to make an informed investment decision prior to the issuance of this Warrant.

7.         Amendment to Warrant.

            Notwithstanding any of the provisions of this Warrant to the contrary, any of the provisions of this Warrant may only be changed by a writing executed by Warrant Holder or the registered holder and the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

TRANS-LUX CORPORATION

By:	/s/ Alberto Shaio
Name:	Alberto Shaio
Title:	President and Chief Executive Officer

Agreed to and Accepted:

WARRANT HOLDER:

Unilumin North America, Inc.

By:	/s/ Nicholas J. Fazio
Name:	Nicholas J Fazio
Title:	Chief Executive Officer

SCHEDULE A

NOTICE OF EXERCISE

(To be executed by the Warrant Holder to exercise the Warrant)

TO:      Trans-Lux Corporation

Date: ________________

(1)        The undersigned hereby elects to exercise the attached Warrant for and to purchase thereunder, __________ Warrant Shares, and herewith makes payment therefor of $__________.

(2)        Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(3)   Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

(4)        Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

(Name)

(Date)	(Signature)

(Address)

ASSIGNMENT FORM

(To be executed by _____________________ in the event

of an Assignment or Transfer of the Warrant)

TO:      Trans-Lux Corporation

_____________________________________________________________

                                                             Name

_____________________________________________________________

                                                                       Address

_____________________________________________________________

_____________________________________________________________

                                                                       Signature

_____________________________________________________________

                                                        Name of Registered Holder

                                                                    (Please Print)

Dated: